UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K/A

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):    May 13, 2009

Mach One Corporation
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 333-146744

Nevada	88-0338837
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

974 Silver Beach Road Belgium, WI 53004
(Address of Principal Executive Offices, Including Zip Code)

888-400-7179
(Registrant's Telephone Number, Including Area Code)

6430 Congress Drive
West Bend, WI 53095
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Explanatory Note

On May 13, 2009, Mach One Corporation (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) to report the change in the Company’s certifying accountant. This Form 8-K/A amends the Initial 8-K. The purpose of this amendment is to respond to certain comments received by us from the Staff of the Securities and Exchange Commission in connection with its review of the Initial 8-K.

ITEM 4.01.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Effective May 13, 2009, the client auditor relationship between the Company and Larry O’Donnell CPA, PC (“O’Donnell”) was terminated as O’Donnell was dismissed by the Company.  Effective May 13, 2009, the Company engaged Carver, Moquist and O’Connor, LLC (“Carver”) as its principal independent registered public accountant for the fiscal year ended December 31, 2009. The decision to change accountants was recommended, approved and ratified by the Company’s Board of Directors effective May 13, 2009.

O’Donnell was engaged on or around January 1, 2004.

O’Donnell’s report on the financial statements of the Company for the fiscal years ended December 31, 2008 and 2007, and any later interim period, including the interim period up to and including the date the relationship with O’Donnell ceased, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit of the Company’s fiscal years ended December 31, 2008 and December 31, 2007, and any later interim period, including the interim period up to and including the date the relationship with O’Donnell ceased, there were no disagreements between O’Donnell and the Company on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of O’Donnell would have caused O’Donnell to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements.

There have been no reportable events as provided in Item 304(a)(1)(iv) of Regulation S-K during the Company’s fiscal years ended December 31, 2008 and December 31, 2007, and any later interim period, including the interim period up to and including the date the relationship with O’Donnell ceased.

The Company has authorized O’Donnell to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company’s independent registered accountant. The Company has requested that O’Donnell review the disclosure and O’Donnell has been given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company’s expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter will be filed as an exhibit to this Report.

Prior to May 13, 2009, the date that Carver was retained as the principal independent accountants of the Company:

(i)     The Company did not consult with Carver regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements;
(ii)     Neither a written report nor oral advice was provided to the Company by Carver that they concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; and
(iii)      The Company did not consult Carver regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits

(d)   Exhibits.

16.	Letter from Larry O'Donnell, CPA, PC to the Securities and Exchange Commission.

Signature(s)

      Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Mach One Corporation

Date: May 29, 2009	By:	/s/ Patrick G. Sheridan
Patrick G. Sheridan Chief Financial Officer